UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2015

DAIS ANALYTIC CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-53554	14-760865
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11552 Prosperous Drive

Odessa, Florida 33556

(Address of Principal Executive Offices)(Zip Code)

(727) 375-8484

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Copies to:

Peter DiChiara, Esq.

SICHENZIA ROSS FRIEDMAN FERENCE LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Facsimile: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 27, 2015, Dais Analytic Corporation (the "Company") held its Annual Meeting, at which the Company’s shareholders approved six proposals. The proposals are described in the Company’s proxy statement filed with the Securities and Exchange Commission on February 5, 2015 with final voting results.

Proposal 1

The Company’s shareholders elected five individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld
Timothy Tangredi	86,266,307	4,044,900
Robert W. Schwartz	86,207,445	4,103,762
Ira William McCollum, Jr.	90,265,245	45,962
Thomas E. Turner	90,303,807	7,400
Sharon Han	70,342,525	19,968,682

Proposal 2

Approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our common stock by a ratio of not less than 1-for-5 and not more than 1-for-20 (the “Reverse Stock Split”) at any time prior to March 31, 2016, with the Board of Directors having the discretion as to whether or not the Reverse Stock Split is to be effected, and with the exact ratio of any Reverse Stock Split to be set at a whole number within the above range as determined by the Board in its discretion.

Votes For	Votes Against	Abstentions
101,249,303	953,808	17,227

Proposal 3

Approved an amendment to Certificate of Incorporation to increase the number of shares the Company is authorized to issue to 250,000,000 shares, of which 240,000,000 shares of common stock and 10,000,000 shares of preferred stock shall be authorized.

Votes For	Votes Against	Abstentions
97,246,683	4,945,028	28,627

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Proposal 4

Approved the Company's 2015 Stock Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,440,672	3,856,935	13,600	11,909,131

Proposal 5

Voted on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,140,217	4,145,835	25,155	11,909,131

Proposal 6

Voted on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation.

Three Years	Two Years	One Year	Abstain
82,520,268	7,037,602	733,537	14,800

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dais Analytic Corporation

Dated: March 16, 2015	By:	/s/ Timothy N. Tangredi
Timothy N. Tangredi Chief Executive Officer and President

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